Exhibit 99.2

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three-month period ended March 31,
	2015	2014
	(unaudited; in millions, except per unit amounts)

Operating revenues:
Operating revenue	$851.7	$1,589.7
Operating revenue - affiliate	21.8	57.2

	873.5	1,646.9

Operating expenses:
Cost of natural gas and natural gas liquids	761.2	1,458.5
Cost of natural gas and natural gas liquids - affiliate	17.9	30.2
Operating and maintenance	38.2	54.6
Operating and maintenance - affiliate	25.2	27.1
General and administrative	1.9	1.9
General and administrative - affiliate	19.1	25.3
Depreciation and amortization	38.3	37.0

	901.8	1,634.6

Operating income (loss)	(28.3)	12.3
Interest expense, net	6.7	3.3
Equity in earnings (loss) of joint ventures	5.7	(1.2)
Other loss	—	(0.1)

Income (loss) before income tax expense	(29.3)	7.7
Income tax expense	0.8	1.0

Net income (loss)	(30.1)	6.7
Less: Net income (loss) attributable to noncontrolling interest	(10.1)	6.3

Net income (loss) attributable to general and limited partner ownership interest in Midcoast Energy Partners, L.P.	$(20.0)	$0.4

Net income (loss) attributable to limited partner ownership interest	$(19.6)	$0.4

Net income (loss) per limited partner unit (basic and diluted)	$(0.43)	$0.01

Weighted average limited partner units outstanding	45.2	45.2

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the three-month period ended March 31,
	2015	2014
	(unaudited; in millions)
Cash provided by operating activities:
Net income (loss)	$(30.1)	$6.7
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	38.3	37.0
Derivative fair value net (gains) losses	35.1	(4.6)
Inventory market price adjustments	4.6	1.5
Distributions from investment in joint ventures	5.7	1.6
Equity (earnings) loss from investment in joint ventures	(5.7)	1.3
Other	0.7	1.0
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	(11.6)	3.5
Due from General Partner and affiliates	44.4	616.3
Accrued receivables	184.9	59.2
Inventory	48.2	26.2
Current and long-term other assets	(12.1)	(4.8)
Due to General Partner and affiliates	4.8	(478.3)
Accounts payable and other	(9.3)	(42.3)
Accrued purchases	(115.9)	(2.4)
Interest payable	(4.1)	0.5
Property and other taxes payable	(9.7)	(8.6)

Net cash provided by operating activities	168.2	213.8

Cash used in investing activities:
Additions to property, plant and equipment	(56.1)	(55.5)
Changes in restricted cash	(2.7)	47.5
Asset acquisitions	(44.1)	—
Investment in joint ventures	(1.9)	(7.3)
Distributions from investment in joint ventures in excess of cumulative earnings	2.4	—
Other	(0.6)	—

Net cash used in investing activities	(103.0)	(15.3)

Cash used in financing activities:
Net repayments under credit facility	(45.0)	(85.0)
Distributions to partners	(15.8)	(7.7)
Contributions from noncontrolling interest	20.7	39.7
Distributions to noncontrolling interest	(19.8)	(37.4)

Net cash used in financing activities	(59.9)	(90.4)

Net increase in cash and cash equivalents	5.3	108.1
Cash and cash equivalents at beginning of year	—	4.9

Cash and cash equivalents at end of period	$5.3	$113.0

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	March 31, 2015	December 31, 2014

	(unaudited; in millions)
ASSETS
Current assets:
Cash and cash equivalents	$5.3	$—
Restricted cash	63.5	42.8
Receivables, trade and other, net of allowance for doubtful accounts of $1.8 million at March 31, 2015 and December 31, 2014	27.2	15.6
Due from General Partner and affiliates	7.6	49.7
Accrued receivables	44.7	229.6
Inventory	28.7	81.5
Other current assets	158.7	178.1

	335.7	597.3
Property, plant and equipment, net	4,232.4	4,159.7
Goodwill	226.5	226.5
Intangible assets, net	277.9	247.7
Equity investment in joint ventures	380.1	380.6
Other assets, net	127.0	142.3

Total assets	$5,579.6	$5,754.1

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$39.6	$41.1
Accounts payable and other	114.4	113.8
Accrued purchases	253.8	375.2
Property and other taxes payable	11.2	20.9
Interest payable	0.9	5.0

	419.9	556.0
Long-term debt	715.0	760.0
Other long-term liabilities	48.5	41.5

Total liabilities	1,183.4	1,357.5

Commitments and contingencies
Partners’ capital:
Class A common units (22,610,056 authorized and issued at March 31, 2015 and December 31, 2014)	616.7	634.2
Subordinated units (22,610,056 authorized and issued at March 31, 2015 and December 31, 2014)	1,156.5	1,174.0
General Partner units (922,859 authorized and issued at March 31, 2015 and December 31, 2014)	47.0	47.8
Accumulated other comprehensive income	10.1	11.6

Total Midcoast Energy Partners, L.P. partners’ capital	1,830.3	1,867.6
Noncontrolling interest	2,565.9	2,529.0

Total partners’ capital	4,396.2	4,396.6

	$5,579.6	$5,754.1

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER INTEREST

We allocate our net income among our General Partner and limited partners using the two-class method. Under the two-class method, we allocate our net income to our limited partners, our General Partner and the holders of our incentive distribution rights, or IDRs, in accordance with the terms of our partnership agreement. We also allocate any earnings in excess of distributions to our limited partners, our General Partner and the holders of the IDRs in accordance with the terms of our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and our limited partners based on their respective proportionate ownership interests in us, after taking into account distributions to be paid with respect to the IDRs, as set forth in our partnership agreement.

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to Limited Partners	Percentage Distributed to General Partner
Minimum Quarterly Distribution	Up to $0.3125	98%	2%
First Target Distribution	> $0.3125 to $0.359375	98%	2%
Second Target Distribution	> $0.359375 to $0.390625	85%	15%
Third Target Distribution	> $0.390625 to $0.468750	75%	25%
Over Third Target Distribution	In excess of $0.468750	50%	50%

We determined basic and diluted net income (loss) per limited partner unit as follows:

	For the three-month period ended March 31,
	2015	2014
	(in millions, except per unit amounts)
Net income (loss)	$(30.1)	$6.7
Less: Net income (loss) attributable to noncontrolling interest	(10.1)	6.3

Net income (loss) attributable to general and limited partner interests in Midcoast Energy Partners, L.P.	(20.0)	0.4
Less distributions:
Total distributed earnings to our General Partner	(0.3)	(0.3)
Total distributed earnings to our limited partners	(15.7)	(14.1)

Total distributed earnings	(16.0)	(14.4)

Overdistributed earnings	$(36.0)	$(14.0)

Weighted average limited partner units outstanding	45.2	45.2

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$0.35	$0.31
Overdistributed earnings per limited partner unit (2)	(0.78)	(0.30)

Net income (loss) per limited partner unit (basic and diluted)	$(0.43)	$0.01

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)

Represents the limited partners’ share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and underdistributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that are managed separately, since each business segment requires different operating strategies. We conduct our business through two distinct reporting segments:

•	Gathering, Processing, and Transportation; and

•	Logistics and Marketing.

The following tables present certain financial information relating to our business segments and corporate activities:

	As of and for the three-month period ended March 31, 2015
	Gathering, Processing and Transportation	Logistics and Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$385.4	$765.3	$—	$1,150.7
Less: Intersegment revenue	267.3	9.9	—	277.2

Operating revenue	118.1	755.4	—	873.5
Cost of natural gas and natural gas liquids	21.9	757.2	—	779.1

Segment gross margin	96.2	(1.8)	—	94.4

Operating and maintenance	50.8	12.6	—	63.4
General and administrative	16.3	3.0	1.7	21.0
Depreciation and amortization	36.7	1.6	—	38.3

	103.8	17.2	1.7	122.7

Operating loss	(7.6)	(19.0)	(1.7)	(28.3)
Interest expense, net	—	—	6.7	6.7
Other income	5.7 (2)	—	—	5.7

Loss before income tax expense	(1.9)	(19.0)	(8.4)	(29.3)
Income tax expense	—	—	0.8	0.8

Net loss	(1.9)	(19.0)	(9.2)	(30.1)
Less: Net loss attributable to:
Noncontrolling interest	—	—	(10.1)	(10.1)

Net income (loss) attributable to general and limited partner ownership interests in Midcoast Energy Partners, L.P.	$(1.9)	$(19.0)	$0.9	$(20.0)

Total assets	$5,226.2 (3)	$236.9	$116.5	$5,579.6

Capital expenditures (excluding acquisitions)	$54.8	$0.7	$0.1	$55.6

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our long-term equity investment in the Texas Express NGL system.
(3)	Totals assets for our Gathering, Processing and Transportation segment includes $380.1 million for our long-term equity investment in the Texas Express NGL system.

	As of and for the three-month period ended March 31, 2014
	Gathering, Processing and Transportation		Logistics and Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$725.0		$1,473.0	$—	$2,198.0
Less: Intersegment revenue	521.7		29.4	—	551.1

Operating revenue	203.3		1,443.6	—	1,646.9
Cost of natural gas and natural gas liquids	84.8		1,403.9	—	1,488.7

Segment gross margin	118.5		39.7	—	158.2

Operating and maintenance	64.4		17.3	—	81.7
General and administrative	24.0		3.2	—	27.2
Depreciation and amortization	35.0		2.0	—	37.0

	123.4		22.5	—	145.9

Operating income (loss)	(4.9)		17.2	—	12.3
Interest expense, net	—		—	3.3	3.3
Other expense	(1.2	)(2)	—	(0.1)	(1.3)

Income (loss) before income tax expense	(6.1)		17.2	(3.4)	7.7
Income tax expense	—		—	1.0	1.0

Net income (loss)	(6.1)		17.2	(4.4)	6.7
Less: Net income attributable to:
Noncontrolling interest	—		—	6.3	6.3

Net income (loss) attributable to general and limited partner ownership interests in Midcoast Energy Partners, L.P.	$(6.1)		$17.2	$(10.7)	$0.4

Total assets	$4,901.7	(3)	$311.1	$216.7	$5,429.5

Capital expenditures (excluding acquisitions)	$47.8		$2.3	$5.3	$55.4

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other expense for our Gathering, Processing and Transportation segment includes our long-term equity investment in the Texas Express NGL system.
(3)	Totals assets for our Gathering, Processing and Transportation segment includes $375.7 million for our long-term equity investment in the Texas Express NGL system.